INCOME TAXES, Deferred Tax Assets (Details) - USD ($)	Mar. 31, 2026	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Deferred Tax Assets [Abstract]
Net operating loss carried forward	$ 2,023,656	$ 614,768
Share-based compensation	899,010	848,574
Allowance for credit losses	327,299	0
Others	(779)	19,236
Subtotal	3,249,186	1,482,578
Less: valuation allowance	(3,249,186)	(1,482,578)	$ 0	$ 0
Total deferred tax assets	$ 0	$ 0